UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8K-A

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report: October 2, 2001
                                                -----------------


                          CHINA GATEWAY HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Delaware                    000-28819                 91-2159311
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
      of Incorporation)                                    Identification No.)


                                814 Lakeway Drive
                                    Suite 262
                              Bellingham, WA 98226
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (360) 676-9016
                                                          -----------------

                          343 Queen's Road E, Suite 706
                                    Hong Kong
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)



ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         On or about October 4, 2001 the Registrant submitted Form 8K describing a change in control of the Registrant as a result of its acquisition of Chemical Consortium, Inc. a Washington State corporation with its corporate headquarters located in Bellingham, Washington.

         Certain financial statements for the acquired company and pro forma information were not available at the time of the initial filing on Form 8K are provided in this Form 8K-A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 16, 2001                    Chemical Consortium Holdings, Inc.
       -------------------                   ----------------------------------
                                             (Registrant)

                                             /s/  J. Greig
                                             ----------------------------------
                                             J. Greig
                                             President



Financial Statements of Chemical Consortium, Inc.
-------------------------------------------------
         (a Development Stage Company) . . . . . . . . . . . . . . . Exhibit A
         ----------------------------

Chemical Consortium, Inc.
-------------------------
   transaction with China Gateway Holdings, Inc. . . . . . . . . . . Exhibit B
   --------------------------------------------

Pro Forma Condensed Consolidated Balance Sheet, September 30, 2001 (unaudited)

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

                            CHEMICAL CONSORTIUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

          JULY 2, 2001 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2001


                                    CONTENTS


                                                                            Page

Independent  auditors'  report                                                 1

Financial  statements:

 Balance  sheet                                                                2

 Statement  of  operations                                                     3

 Statement  of  shareholder's  deficit                                         4

 Statement  of  cash  flows                                                    5

Notes  to  financial  statements                                             6-8

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To  the  Shareholder  of
Chemical  Consortium,  Inc.


We have audited the accompanying balance sheet of Chemical Consortium, Inc. (a development stage company) as of September 30, 2001, and the related statements of operations, shareholder's deficit and cash flows for the period from July 2, 2001 (date of inception) through September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimated made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chemical Consortium, Inc. as of September 30, 2001, and the results of its operations and its cash flows for the period from July 2, 2001 (date of inception) through September 30, 2001, in conformity with accounting principles generally accepted in the United States of America.


October  31,  2001

                            CHEMICAL CONSORTIUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                     JULY 2, 2001 (DATE OF INCEPTION) THROUGH
                                SEPTEMBER 30, 2001

                             CHEMICAL CONSORTIUM, INC.
                           (A DEVELOPMENT STAGE COMPANY)

                                   BALANCE SHEET

                                SEPTEMBER 30, 2001



                                      ASSETS

Current assets:
  Cash                                                        $            100
                                                              -----------------

    Total assets, all current                                 $            100
                                                              =================


LIABILITIES AND SHAREHOLDER'S DEFICIT

Current liabilities:
  Accounts payable                                            $         12,735
  Advances payable, shareholder (Note 3 )                                5,000
                                                              -----------------

    Total liabilities, all current                                      17,735
                                                              -----------------

Commitments (Note 4)

Shareholder's deficit:
  Common stock, no par value; authorized 12,000,000 shares;
    issued and outstanding 10,000,000 shares                  $            100
  Deficit accumulated during the development stage                     (17,735)
                                                              -----------------

    Total shareholder's deficit                                        (17,635)
                                                              -----------------

  Total liabilities and shareholder's deficit                 $            100
                                                              =================

                        See notes to financial statements.

                            CHEMICAL CONSORTIUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF OPERATIONS

           JULY 2, 2001 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2001



General and administrative expenses
                                                              $          17,735
                                                              -----------------

Net loss                                                      $          17,735
                                                              =================

                        See notes to financial statements.

                            CHEMICAL CONSORTIUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF SHAREHOLDER'S DEFICIT

           JULY 2, 2001 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2001

                               Common stock
                          ----------------------
                            Shares      Amount     Deficit     Total
                          -----------  ---------  ---------  ---------

Issuance of common stock
  at inception            10,000,000   $    100              $    100

Net loss                                          $(17,735)   (17,735)
                          -----------  ---------  ---------  ---------

Balances,
  September 30, 2001      10,000,000   $    100   $(17,735)  $(17,635)
                          ===========  =========  =========  =========

                        See notes to financial statements.

                            CHEMICAL CONSORTIUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS

           JULY 2, 2001 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2001


Cash flows from operating activities:
  Net loss                                                    $        (17,735)
  Adjustment to reconcile net loss to net cash
    used in operating activities:
    Increase in accounts payable                                        12,735
                                                              -----------------

  Net cash used in operating activities                                 (5,000)
                                                              -----------------

Cash flows from financing activities:
    Proceeds from issuance of common stock                                 100
    Advances from shareholder                                            5,000
                                                              -----------------

  Net cash provided by financing activities                              5,100
                                                              -----------------

Net change in, and ending cash                                $            100
                                                              =================

                        See notes to financial statements.

                            CHEMICAL CONSORTIUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

          JULY 2, 2001 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2001

1.   BUSINESS  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:

     BUSINESS:

     Chemical Consortium, Inc. (the "Company") was incorporated on July 2, 2001, in Washington State. Corporate headquarters are located in Bellingham, Washington. The Company was formed upon the initial issuance of 10,000,000 shares of common stock in exchange for $100.

     The Company is a development stage enterprise and was formed to acquire and operate a blending and mixing facility for the manufacture and sale of certain chemicals in the pulp, paper working, metal and lubricant industries.

     REVENUE  RECOGNITION:

     Through September 30, 2001, the Company has no revenue producing activities, however, if the Company's purchase of a chemical and blending facility is completed (Note 4), the Company intends to recognize revenue upon the customers' acceptance of chemicals shipped.

     USE  OF  ESTIMATES  IN  FINANCIAL  STATEMENT  PREPARATION:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting periods. Actual results could differ from those estimates.

     FAIR VALUE  OF  FINANCIAL  INSTRUMENTS:

     The fair values of the Company's cash equivalents and accounts payable approximate their carrying amounts due to the short maturities of these instruments. The fair value of the Company's advances payable to the shareholder is not practicable to estimate due to the related party nature of the underlying transaction.

                            CHEMICAL CONSORTIUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

          JULY 2, 2001 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2001

1.   BUSINESS  AND  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     RECENTLY  ISSUED  ACCOUNTING  STANDARDS:

     In  July  2001,  the  Financial  Accounting Standards Board ("FASB") issued
          SFAS No 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited on a prospective basis only. SFAS No. 142 addresses financial accounting and reporting for acquired goodwill and other intangible assets. It changes the accounting for goodwill and other intangible assets with indefinite lives from an amortization method to an impairment-only approach and requires intangible assets with finite lives to be amortized over their useful lives. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001. The Company is currently evaluating the impact that SFAS No. 141 and 142 will have on its financial condition and results of operations.

     In August 2001, the FASB issued SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, which addresses accounting and financial reporting for the impairment or disposal of long-lived assets. This statement is effective for the Company on January 1, 2002. The Company is currently evaluating the impact the SFAS No. 144 will have on its financial condition and results of operations.

     In December 1999, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No 101, Revenue Recognition in Financial Statements. SAB No 101, as amended by SAB No 101A and SAB No 101B, was effective no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. SAB No 101 provides the Staff's view in applying generally accepted accounting principles to selected revenue recognition issues. The Company believes that it complies with the accounting and disclosure described in SAB No 101.

     2.  SUBSEQUENT  EVENTS:

     On  October  2,  2001, the  Company  completed  a merger with China Gateway
          Holdings, Inc., ("China Gateway") a "public shell" that is traded on the Over-the-Counter Bulletin Board. At closing, the Company's shareholder received approximately 90% of the outstanding post-merger common stock of China Gateway in exchange for his shares in the Company. The transaction was accounted for as an acquisition of China Gateway by the Company and a recapitalization of the Company. On an unaudited proforma basis, if the acquisition has occurred July 2, 2001, the net loss for the period from July 2, 2001 through September 30, 2001 would have been approximately $40,000 (less than $0.01 per share).

     On October 1, 2001, China Gateway entered into a letter of intent to purchase an exclusive ten-year license for the industrial exploitation of patented Lipoclean technology which is used in the pulp, paper working, metal and lubricant industries in North America and in the distribution of the bacteriological cultures in the entire Americas. The purchase is contingent upon the purchase of a chemical blending and mixing facility (See Note 4).

                            CHEMICAL CONSORTIUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

          JULY 2, 2001 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2001

3.   RELATED  PARTY  TRANSACTIONS:

     During the period ended September 30, 2001, the Company's shareholder advanced $5,000 to fund the Company's development expenses. This advance is non-interest bearing and is due on demand.

4.   COMMITMENTS:

     The Company has entered into a non-binding letter of intent to purchase a chemical blending and mixing facility in Washington State for approximately $1,750,000. The letter of intent expires on November 30, 2001. The Company intends to finance the purchase through the sale of equity instruments.

EXHIBIT  B
                   TRANSACTION  WITH  CHINA  GATEWAY  HOLDINGS  INC.


Effective October 2, 2001, China Gateway Holdings, Inc. (the "Company" or "China
     Gateway"):
     a)  distributed  its  assets  to the principal shareholders of the Company;
     b)  entered  into  an  acquisition  agreement (the Agreement) with Chemical
     Consortium, Inc. ("ChemCon") (a development stage company), formed in Washington state on July 2, 2001 for the purpose of developing acquiring and operating a blending and mixing facility for the manufacture and sale of certain chemicals in the pulp, paper working, metal and lubricant industries; and
     c) changed its name to Chemical Consortium Holdings, Inc. China Gateway is a "public-shell" that is traded on the Over-the-Counter Bulletin Board whose liabilities consist primarily of amounts payable to its principal shareholders and their related entities.

Pursuant to the Agreement, the principal shareholder of ChemCon agreed to sell to China Gateway, 10,000,000, no par value, common shares, which represented 100% of all of the issued and outstanding shares of ChemCon, in exchange for 44,800,000, $.0001 par value, newly issued shares of voting common stock of China Gateway.

The transaction will be accounted for as a reverse acquisition of China Gateway by ChemCon, since the shareholder of ChemCon will own approximately 90% of the post acquisition common shares of the consolidated entity immediately after the completion of the transaction. For accounting purposes, the acquisition has been treated as an acquisition of the Company by ChemCon and as a recapitalization of ChemCon.

The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition as if it had been consummated on September 30, 2001. The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the historical financial statements of ChemCon, as well as those of the Company. The unaudited pro forma condensed consolidated balance sheet does not purport to be indicative of the financial position that actually would have occurred had the transaction been consummated on September 30, 2001, or to project the Company's financial position to any future period.

A pro forma statement of operations has not been presented, as ChemCon has had minimal operating expenses incurred during the development stage. Pro forma loss per share amounts would be less than $0.01.



                                    CHEMICAL CONSORTIUM HOLDINGS, INC.
                                  (FORMERLY CHINA GATEWAY HOLDINGS, INC.)
                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                            SEPTEMBER 30, 2001


                                                          Historical
                                               -----------------------------------
                                                   China            Chemical         Pro forma
                                                Gateway, Inc.    Consortium, Inc.    adjustments    Pro forma
                                               ---------------  ------------------  -------------  -----------
ASSETS:
Current assets:
  Cash                                         $          796   $             100 A $       (796)  $      100
  Deposits and other current assets                     7,211                     A       (7,211)
                                               ---------------  ------------------  -------------  -----------

Total current assets                                    8,007                 100         (8,007)         100

Property and equipment, net                             6,242                     A       (6,242)
                                               ---------------  ------------------  -------------  -----------

Total assets                                   $       14,249   $             100        (14,249)  $      100
                                               ===============  ==================  =============  ===========

LIABILITIES AND SHAREHOLDERS DEFICIT:
Current liabilities:
  Accounts payable                             $      109,383   $          12,735                  $  122,118
  Advances payable, shareholder                                             5,000                       5,000
  Other payable and accrued expenses                   92,583                                          92,583
  Due to related parties                              515,303                                         515,303
                                               ---------------  ------------------  -------------  -----------

Total current liabilities                             717,269              17,735                     735,004
                                               ---------------  ------------------  -------------  -----------

Shareholders' deficit:
  Common s                                           431                 100 B        4,379        4,910
  Capital in excess of par                          5,063,867                     A      (14,249)
                                                                                  B   (5,771,697)    (722,079)
  Accumulated deficit                              (5,777,697)            (17,735)B    5,777,697      (17,735)
  Accumulated comprehensive income                     10,379                     B      (10,379)           -
                                               ---------------  ------------------  -------------  -----------

Total shareholders' deficit                          (703,020)            (17,635)       (14,249)    (734,904)
                                               ---------------  ------------------  -------------  -----------

Total liabilities and shareholders' deficit    $       14,249   $             100        (14,249)  $      100
                                               ===============  ==================  =============  ===========

      See notes unaudited pro forma condensed consolidated balance sheet.

                       CHEMICAL CONSORTIUM HOLDINGS, INC.
                     (FORMERLY CHINA GATEWAY HOLDINGS, INC.)
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001

1.   DESCRIPTION  OF  THE  TRANSACTION:

Effective October 2, 2001, China Gateway Holdings, Inc. (the "Company" or "China
     Gateway"):
     a)  distributed  its  assets  to the principal shareholders of the Company;
     b)  entered  into  an  acquisition  agreement (the Agreement) with Chemical
     Consortium,  Inc.  ("ChemCon")  (a  development  stage  company);  and
     c)  changed  its  name  to  Chemical  Consortium  Holdings,  Inc.

Pursuant  to  the  agreement, the shareholder of ChemCon agreed to sell to China
     Gateway, Inc. 10,000,000, no par value, common stock shares, which represented 100% of all of the issued and outstanding shares of ChemCon, in exchange for 44,800,000, $.0001 par value, newly issued shares of voting common stock of China Gateway.

The transaction represents as a reverse acquisition of China Gateway by ChemCon, since the shareholder of ChemCon will own approximately 90% of the post acquisition common shares of the consolidated entity immediately after the completion of the transaction. For accounting purposes, the acquisition has been treated as an acquisition of the Company by ChemCon and as a recapitalization of ChemCon.

The historical shareholder's deficit of ChemCon, prior to the merger, is to be retroactively restated for the equivalent number of shares exchanged in the merger after giving effect to any difference in the par value of the Company's and ChemCon's common stock, with an offset to additional paid-in capital

2.   DESCRIPTION  OF  THE  PRO  FORMA  ADJUSTMENTS:

     (A) To reflect the distribution of China Gateway's assets to the principal shareholders of China Gateway.

     (B) To reflect the acquisition of 100% (10,000,000) of the outstanding common stock of ChemCon in exchange for 44,800,000 shares of China Gateway common stock. The transaction is recorded as a reverse acquisition. The historical shareholder's deficit of ChemCon prior to the merger is retroactively restated (a recapitalization) for the equivalent number of shares exchanged in the merger after giving effect to the difference in the par value of China Gateway's and ChemCon's common stock, with an offset to additional paid in capital. The accumulated deficit of the acquirer is carried forward after the acquisition.